SSgA FUNDS

                         SUPPLEMENT DATED JUNE 15, 1998
                      TO PROSPECTUS DATED DECEMBER 24, 1997

                               SSgA SMALL CAP FUND


Effective August 31, 1998, the SSgA Small Cap Fund is closed to purchases by new investors except for purchases by eligible investors as described below:
o Current shareholders of the SSgA Small Cap Fund may continue to add to the Fund account.
o Participants in 401(k) plans for which the SSgA Small Cap Fund is an option may continue to add to their Fund account.
o Participants in asset allocation programs sponsored by financial advisors may continue to add to their Fund account.